Business combinations	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business combinations
Note 26: Business combinations

Bermuda Trust Company Limited and the Private Banking Investment Management of Operations of HSBC Bank Bermuda Limited Acquisition
On April 29, 2016, the Bank and two of its subsidiaries, Butterfield Trust (Bermuda) Limited ("BTBL") and Butterfield Asset Management Limited ("BAM"), acquired for a total purchase price of $21.8 million: 1) all outstanding shares of Bermuda Trust Company Limited ("BTCL", a wholly–owned subsidiary of HSBC Bank Bermuda Limited ("HSBCBB")), 2) certain assets of the asset management services operations of HSBCBB and 3) certain assets of the private banking services operations of HSBCBB. The acquisition is in line with the Bank's growth strategy of developing core businesses in existing markets and was undertaken to add scale to the Bank capacity in these market segments where the Bank had already a significant presence and a long history.

The acquisition date fair value of consideration transferred amounted to $21.8 million comprising cash settlement of $7.0 million paid on April 29, 2016, a second payment of $2.1 million made on May 6, 2016, and contingent considerations payable in the second half of 2016 and evaluated at $12.7 million. The contingent considerations were dependent on the trust and asset management client retention by Butterfield before the end of the contingency period in September 2016 and the amount paid was $12.7 million.

The fair value of the net assets acquired and allocation of purchase is summarized as follows:

As at
April 29, 2016
Total consideration transferred	21,778

Assets acquired
Intangible assets	21,443
Other assets	3,345
Total assets acquired	24,788

Liabilities acquired	3,010

Excess purchase price (goodwill)	—

The purchase price paid by the Bank was for BTCL's net tangible value as well as intangible assets of $21.4 million in the form of customer relationships in all three segments with an estimated finite useful life of 15 years.

The Bank incurred transaction expenses related to this acquisition in the amount of $4.3 million, of which $3.3 million were expensed during the year ended December 31, 2016 (including $0.7 million of legal and professional fees) and $1.0 million were expensed during the year ended December 31, 2015 (including $1.0 million of legal and professional fees).

For the year ended December 31, 2016, the amount of revenues and earnings relating to the acquired HSBC Bermuda operations that were not inextricably merged into the Bank’s operations were $9.8 million and $5.0 million respectively.

The following selected unaudited pro forma financial information has been provided to present a summary of the combined results of the Bank and the acquired operations from HSBC Bermuda, assuming the transaction had been effected on January 1, 2015. The unaudited pro forma data is for informational purposes only and does not necessarily represent results that would have occurred if the transaction had taken place on the basis assumed above. The pro forma have been prepared based on the actual results realized by the Bank from operating the acquired activities, when such activities were not yet inextricably merged into the Bank's operations.

	Year ended
Unaudited pro forma financial information	December 31, 2016	December 31, 2015
Total net revenue	407,453	378,915
Total non-interest operating expense	289,019	293,700
Pro forma net income post business combination	118,434	85,215